EXHIBIT 10.7
                                                                    ------------

                               EMPLOYMENT CONTRACT
                              TERMINATION AGREEMENT

     THIS AGREEMENT (this "Agreement") is entered into as of September 1, 2001 by and between C. LARRY WILKINSON, a resident of the State of Georgia ("Executive"), and PAB BANKSHARES, INC., a Georgia corporation (the "Company").

     WHEREAS, Executive and the Company entered into that certain Employment Agreement dated as of January 1, 1999 ("the "Employment Agreement");

     WHEREAS, Executive and the Company entered into that Executive Salary Continuation Agreement dated as of January 1, 1994, as amended by that First Amendment to Executive Salary Continuation Agreement dated as of March 20, 1995 (collectively, the "Salary Continuation Agreement");

     WHEREAS, Executive and the Company have entered in to an Option Agreement relating to the grant of options to purchase 61,000 shares of Company common stock (the "Option Shares") pursuant to the 1994 Employee Stock Option Plan and the 1999 Stock Option Plan;

     WHEREAS, the Company and Employee have agreed to terminate the Employment Agreement; and,

     WHEREAS, Executive and the Company now desire to terminate the Employment Agreement.

     NOW, THEREFORE, in consideration of the promises and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     TERMINATION  OF  EMPLOYMENT  AGREEMENT.  The  Company  and Executive
            --------------------------------------
hereby agree that, as of the date of this Agreement, the Employment Agreement is and, for all purposes whatsoever, shall be deemed terminated and shall no further force or effect, provided, however, the covenants of Executive contained
                         --------  -------
in Section 9 of the Employment Agreement (the "Restrictive Covenants") shall continue through the date of the last payment to Executive by Company and are hereby incorporated into this Agreement for all purposes.

     2.     TERMINATION  OF  EMPLOYMENT.  The Company and Executive hereby agree
            ----------------------------
that the Executive's employment with the Company is terminated effective as of the date of this Agreement. Further, Executive resigns as an officer of the Company and as a member of the board of directors of any subsidiary bank of the Company.


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     3.     COMPENSATION.
            -------------

     (a) From and after the date of this Agreement and so long as Executive does not violate any of the Restrictive Covenants, the Company agrees to pay Executive his current salary and benefits through December 31, 2001 and further allows Executive to continue to use the 2000 Chevrolet Tahoe through such date. Commencing January 1, 2002, the Company agrees to pay the Executive $17,380.00 per month and continue his health and life insurance benefits through and including December, 2004. The Company agrees to allow Executive to participate in the 401 K match funding from the date of this Agreement through and including December, 2004.

     (b) The Company and Executive agree that the annual benefit level of Executive under the Salary Continuation Plan as of December 31, 2004 will be $86,120 (the "Annual Retirement Payment Amount") and that the Annual Retirement Payment Amount will be paid in equal monthly installments commencing on the first day of August, 2011 and the first day of each month thereafter for 180 months.

     (c) Executive may exercise his option to purchase all optioned shares in whole or in part regardless of expiration date noted on Exhibit "A", at any time prior to January 1, 2007 at the per share price shown on Exhibit "A".

     (d) In the event of Executive's death prior to the date on which the Company has satisfied all of its obligations under subsections (a) and (b) of this Section 3, the Company agrees to continue all such payments by making all remaining payments to Executive's estate on the same terms and conditions as they would have been made to Executive.

     4.     SETTLEMENT.  This  Agreement  is  in  full settlement of any and all
            ----------
claims Executive may assert arising from or related to the Employment Agreement or Executive's employment with the Company or any person or entity owned or controlled by, or under common control with, or otherwise affiliated with the Company (the "Related Parties"), during the term of the Employment Agreement and through the date hereof, including but not limited to claims for any expenses incurred by Executive and claims for any reimbursements due from the Company to Executive.

     5.     RELEASE  AND WAIVER BY EXECUTIVE; REPRESENTATIONS AND WARRANTIES. In
            ----------------------------------------------------------------
exchange for the consideration provided by the Company to Executive, Executive hereby voluntarily, irrevocably, fully, and completely RELEASES, ACQUITS, AND FOREVER DISCHARGES the Company and the Related Parties, from any and all claims, complaints, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses of any nature whatsoever (whether known or unknown) which Executive ever had, may have, or now has arising from or related to, directly or indirectly, the Employment Agreement or otherwise to Executive's employment with the Company or any of the Related Parties during the term of the Employment Agreement and through the date hereof, including, but not limited to benefits under any and all bonus, severance, workforce reduction, early retirement, outplacement, or any other similar plan sponsored by the Company through the


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date  hereof.  Executive  specifically  waives  any right, power or privilege to severance compensation detailed in or resulting from the Employment Agreement. In addition, Executive acknowledges that this Agreement constitutes a full ACCORD AND SATISFACTION of all claims covered by the release provisions of this paragraph.

     Executive represents and warrants that as of the date hereof, Executive has no basis for any claim and further waives any right to assert a claim against the Company for (i) violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Equal Pay Act, the Civil Rights Act of 1866, 42 U.S.C. 1981, the Family and Medical Leave Act, the Labor Management Relations Act, the National Labor Relations Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, or the Executive Retirement Income Security Act, (ii) violations of any other federal or state statute or regulation or local ordinance, (iii) lost or unpaid wages, compensation, or other benefits claims under state law, defamation, intentional infliction of emotional distress, negligent infliction of emotional distress, bad faith action, slander, assault, battery, wrongful or constructive discharge, negligent hiring, retention and/or supervision, fraud, misrepresentation, conversion, tortious interference with property, negligent investigation, or
(iv)  any  other  claims  under  state  law  arising  in  tort  or  contract.

     6.     LIMITED  RELEASE  BY THE COMPANY.  In exchange for the consideration
            --------------------------------
provided by Executive to the Company by his execution of this Agreement, except for and without waiving any right, power or privilege of the Company contained in this Agreement, the Restrictive Covenants and the Salary Continuation
Agreement, each of the Company and all Related Parties hereby voluntarily, irrevocably, fully and completely RELEASES, ACQUITS, and FOREVER DISCHARGES Executive from any and all claims, complaints, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of actions, suits, rights, demands, costs, losses, debts, and expenses of any nature whatsoever (whether known or unknown) which the Company or any Related Party ever had, may have, or now has, arising from or related to, directly or indirectly, the Employment Agreement or otherwise to Executive's employment with the Company or any of the Related Parties during the term of the Employment Agreement and through the date hereof.

     7.     INDEMNIFICATION.  The  Company  shall defend and indemnify Executive
            ---------------
for any claims brought against Executive for any actions taken by him that were within the scope of his employment while an employee of the Company. Executive agrees to participate in the defense of any claim brought against the Company related to any of his actions on behalf of the Company during his employment or for which he has knowledge as a result of his employment with the Company. To the extent the Company requires Executive to participate in the defense of any such claim, it will reimburse Executive for any and all reasonable expenses, including travel expenses, incurred by him.

     8.     ENTIRE  AGREEMENT,  MODIFICATION.  This  Agreement  represents  the
            ---------------------------------
entire agreement between the parties with respect to the subject matter hereof and supersedes all other negotiations and agreements, written or verbal, between the parties relating to the matters contemplated hereby. This Agreement may not be amended, waived or changed orally, but only in a writing that is signed by


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both  parties  and  that  states specifically that it is intended to modify this
Agreement.

     9.     WAIVER. No failure or delay by either party in exercising any right,
            ------
power or privilege under this Agreement shall operate as a waiver thereof and any written waiver in one or more instances shall not be deemed to be a further or continuing waiver of any such right, power or privilege.

     10.     SUCCESSORS  AND ASSIGNS.  This Agreement shall inure to the benefit
             -----------------------
of and be binding upon the Company, its successors and assigns, and any corporation with which the Company may merge or consolidate or to which the Company may sell its assets, and Executive and his executors, administrators, heirs, legatees, administrators, and personal representatives.

     11.     SEVERABILITY.  If any provisions of this Agreement shall be held to
             ------------
be invalid or unenforceable, such invalidity or unenforceability shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement, which shall remain in full force and effect and the parties hereto shall continue to be bound thereby.

     12.     HEADINGS.  The  section  headings  in  this  Agreement  are  for
             --------
convenience only; they form no part of this Agreement and shall not affect its interpretation.

     13.     GOVERNING  LAW.  This Agreement shall be construed and its validity
             --------------
determined  by  the  laws  of  the  State  of  Georgia.

     14.     COUNTERPARTS.  This  Agreement  may  be  executed  in  separate
             ------------
counterparts and shall be fully executed when each party whose signature is required has signed at least one counterpart, even though no one counterpart contains the signatures of all parties.

     15.     ACKNOWLEDGMENT.     Executive  hereby represents and warrants that:
             --------------

     (a) Executive has CAREFULLY READ THIS AGREEMENT AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT;

     (b) Executive has had an OPPORTUNITY TO CONSULT WITH AN ATTORNEY OF HIS CHOICE AS TO THE TERMS OF THIS AGREEMENT to the full extent that he desired before signing this Agreement;

     (c) Executive understands that any further employment with the Company or any of the Related Parties shall be an employment at will;

     (d) Executive understands that this Agreement FOREVER RELEASES the Company from any legal action related to or arising from the Employment Agreement prior to the date of execution of this Agreement;

     (e)     In  signing  this  Agreement, Executive DOES NOT RELY ON NOR HAS HE


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             RELIED  ON  ANY  REPRESENTATION  OR STATEMENT (WRITTEN OR ORAL) NOT
             SPECIFICALLY SET FORTH IN THIS AGREEMENT by the Company or by any of the Company's agents, representatives, or attorneys with regard to the subject matter, basis, effect of this Agreement or otherwise; and

     (f) Executive was not coerced, threatened, or otherwise forced to sign this Agreement, and Executive is VOLUNTARILY SIGNING AND DELIVERING THIS AGREEMENT of his own free will, and that each signature appearing hereafter is genuine.

     IN WITNESS WHEREOF, the undersigned have signed and executed this Agreement as an expression of their intent to be bound by the foregoing terms of this Agreement.


                                            EXECUTIVE:

                                            /s/  C.  Larry  Wilkinson
                                            ------------------------------------
                                Name:       C.  Larry  Wilkinson
                                Address:    3327  Bellmeade  Drive
                                            Valdosta,  Georgia  31605

                                            COMPANY:

                                            PAB  BANKSHARES,  INC.

                                By:         /s/  Michael  Ricketson
                                            ------------------------------------
                                Name:       Michael  Ricketson
                                Title:      President
                                Address:    3102 North Oak Street Extension
                                            Valdosta,  Georgia  31602


                                Attest:     /s/  R.  Bradford  Burnette
                                            ------------------------------------
                                            R. Bradford Burnette
                                            Chairman and Chief Executive Officer


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